Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of September 30, 2008 to the Credit Agreement referred to below, among DYNEGY HOLDINGS INC. (the “Borrower”), DYNEGY INC., a Delaware corporation, DYNEGY ILLINOIS INC., an Illinois corporation, the other Guarantors party to such Credit Agreement, the Lenders party to such Credit Agreement, CITICORP USA, INC. and JPMORGAN CHASE BANK, N.A., as Administrative Agents, CITICORP USA, INC., as Payment Agent, JPMORGAN CHASE BANK, N.A., as Collateral Agent, and each L/C ISSUER party thereto.

The Borrower, the Guarantors party thereto, the Lenders, the Administrative Agents and the Collateral Agent are parties to a Fifth Amended and Restated Credit Agreement dated as of April 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings given them in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment No. 2, but effective as of the date hereof, clause (a) of the definition of “Change of Control” in Section 1.01 of the Credit Agreement shall be amended by replacing the reference therein to “42%” to “50%”.

Section 3. Representations and Warranties. The Borrower and the Parent represents and warrants to the Lenders and the Agents that (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date hereof and as if each reference therein to the Credit Agreement or words of like import included reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), (b) no Default exists immediately prior to giving effect to this Amendment No. 2 and no Default shall exist immediately after giving effect to Amendment No. 2 and (c) since December 31, 2007, except as disclosed in any Public Disclosure, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 4. Conditions to Effectiveness. This Amendment No. 2 shall become effective on the date hereof; provided that all of the following conditions precedent shall have been met (or waived), as determined by the Agents in their sole reasonable discretion:

(a)       Execution of Amendment No. 2. The Administrative Agents shall have received one or more counterparts of this Amendment No. 2 duly executed by the Borrower, the Parents, the Guarantors, the Agents and Lenders constituting the Required Lenders.

(b)       Fees. Subject to this Amendment No. 2 being approved by the Required Lenders, the Borrower shall have paid to the Payment Agent for the account of each Lender that has executed and delivered this Amendment No. 2 on or prior to 12:00 p.m. (New York time) on September 29, 2008, an amendment fee equal to 0.10% of the aggregate amount of the Revolving

Amendment No. 2

Credit Commitment and Term Loans of such Lender outstanding immediately prior to the date hereof.

Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

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Amendment No. 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

DYNEGY INC.

By:/s/ Charles C. Cook

Name: Charles C. Cook

Title: Senior Vice President of Strategic Planning, Corporate Business Development and Treasurer

DYNEGY ILLINOIS INC.

By:/s/ Charles C. Cook

Name: Charles C. Cook

Title: Senior Vice President of Strategic Planning, Corporate Business Development and Treasurer

DYNEGY HOLDINGS INC.

By:/s/ Charles C. Cook

Name: Charles C. Cook

Title: Senior Vice President of Strategic Planning, Corporate Business Development and Treasurer

Amendment No. 2

OTHER GUARANTORS:

DYNEGY POWER CORP.

DPC II INC.

DYNEGY ENGINEERING, INC.

CALCASIEU POWER, INC.

DYNEGY PARTS AND TECHNICAL SERVICES,

INC.

DYNEGY POWER SERVICES, INC.

RRP COMPANY

RIVERSIDE GENERATION, INC.

RIVERSIDE GENERATING COMPANY, L.L.C.

ROLLING HILLS GENERATION, INC.

DYNEGY RENAISSANCE POWER, INC.

DYNEGY NORTHEAST GENERATION, INC.

HUDSON POWER, L.L.C.

DYNEGY MIDSTREAM GP, INC.

DYNEGY UPPER HOLDINGS, L.L.C.

DYNEGY HOLDING COMPANY, L.L.C.

DMG ENTERPRISES, INC.

HAVANA DOCK ENTERPRISES, LLC

DMT HOLDINGS, INC.

DYNEGY MARKETING AND TRADE

DYNEGY COAL TRADING & TRANSPORTATION,

L.L.C.

ILLINOVA CORPORATION

ILLINOVA GENERATING COMPANY

PARISH POWER, INC.

CALCASIEU POWER, LLC

DYNEGY POWER HOLDINGS, INC.

COGEN POWER, INC.

BLACK MOUNTAIN COGEN, INC.

BLUEGRASS GENERATION, INC.

BLUEGRASS GENERATION COMPANY, L.L.C.

BLUE RIDGE GENERATION INC.

BLUE RIDGE GENERATION LLC

DYNEGY OPERATING COMPANY

By: /s/ Charles C. Cook

Name: Charles C. Cook

Title: Senior Vice President of Strategic Planning, Corporate Business Development and Treasurer

Amendment No. 2

GEORGIA MERCANTILE POWER, INC.

HEARD COUNTY POWER, L.L.C.

DYNEGY ROSETON, L.L.C.

DYNEGY GLOBAL ENERGY, INC.

DYNEGY GP INC.

RENAISSANCE POWER, L.L.C.

DYNEGY POWER MARKETING, INC.

DYNEGY ENERGY SERVICES, INC.

ILLINOIS POWER ENERGY, INC.

DEM GP, LLC

DYNEGY ENERGY MARKETING, LP

DYNEGY ADMINISTRATIVE SERVICES

COMPANY

DYNEGY CATLIN MEMBER, INC.

DYNEGY MIDWEST GENERATION, INC.

DYNEGY I.T., INC.

DYNEGY DANSKAMMER, L.L.C.

ROCKY ROAD POWER, LLC

DEM LP, LLC

DYNEGY GAS IMPORTS, LLC

DYNEGY NEW YORK HOLDINGS, INC.

EXRES SHC, INC.

SITHE ENERGIES, INC.

SITHE ENERGIES U.S.A., INC.

ENERGY FACTORS, INCORPORATED

SITHE/INDEPENDENCE EQUITY LLC

SITHE/INDEPENDENCE LLC

GRIFFITH HOLDINGS LLC

DYNEGY FALCON HOLDINGS INC.

DYNEGY EQUIPMENT, LLC

DYNEGY KENDALL ENERGY, LLC

DYNEGY KENDALL HOLDING, LLC

DYNEGY PLUM POINT HOLDINGS, LLC

DYNEGY PLUM POINT, LLC

DYNEGY SERVICES PLUM POINT, LLC

DYNEGY POWER GENERATION, LLC

DYNEGY POWER GENERATION II, LLC

DYNEGY MULBERRY, LLC

SOUTHWEST POWER PARTNERS, LLC

DYNEGY ONTELAUNEE HOLDING, LLC

ONTELAUNEE POWER OPERATING COMPANY,

L.L.C.

DYNEGY GENERATION HOLDINGS, LLC

By:	/s/ Charles C. Cook

Name: Charles C. Cook

Title: Senior Vice President of Strategic Planning, Corporate Business Development and Treasurer

*All parties to the agreement have signed but those signatures have been omitted here for brevity.

Amendment No. 2